Exhibit 24

POWER OF ATTORNEY

        The undersigned does hereby constitute and appoint William G. Van Dyke, William M. Cook, Norman C. Linnell, Amy C. Becker and each of them, the undersigned’s attorneys-in-fact and agents for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2004, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated: September 28, 2004

/s/ F. Guillaume Bastiaens Signature

POWER OF ATTORNEY

        The undersigned does hereby constitute and appoint William G. Van Dyke, William M. Cook, Norman C. Linnell, Amy C. Becker and each of them, the undersigned’s attorneys-in-fact and agents for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2004, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated: September 28, 2004

/s/ Janet M. Dolan Signature

POWER OF ATTORNEY

        The undersigned does hereby constitute and appoint William G. Van Dyke, William M. Cook, Norman C. Linnell, Amy C. Becker and each of them, the undersigned’s attorneys-in-fact and agents for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2004, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated: September 28, 2004

/s/ Jack W. Eugster Signature

POWER OF ATTORNEY

        The undersigned does hereby constitute and appoint William G. Van Dyke, William M. Cook, Norman C. Linnell, Amy C. Becker and each of them, the undersigned’s attorneys-in-fact and agents for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2004, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated: September 28, 2004

/s/ John F. Grundhofer Signature

POWER OF ATTORNEY

        The undersigned does hereby constitute and appoint William G. Van Dyke, William M. Cook, Norman C. Linnell, Amy C. Becker and each of them, the undersigned’s attorneys-in-fact and agents for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2004, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated: September 28, 2004

/s/ Kendrick B. Melrose Signature

POWER OF ATTORNEY

        The undersigned does hereby constitute and appoint William G. Van Dyke, William M. Cook, Norman C. Linnell, Amy C. Becker and each of them, the undersigned’s attorneys-in-fact and agents for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2004, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated: September 28, 2004

/s/ Paul David Miller Signature

POWER OF ATTORNEY

        The undersigned does hereby constitute and appoint William G. Van Dyke, William M. Cook, Norman C. Linnell, Amy C. Becker and each of them, the undersigned’s attorneys-in-fact and agents for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2004, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated: September 28, 2004

/s/ Jeffrey Noddle Signature

POWER OF ATTORNEY

        The undersigned does hereby constitute and appoint William G. Van Dyke, William M. Cook, Norman C. Linnell, Amy C. Becker and each of them, the undersigned’s attorneys-in-fact and agents for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2004, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated: September 28, 2004

/s/ John F. Wiehoff Signature